Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

We, David Natan, Chief Executive Officer, and Jason Williams, Chief Financial Officer, in connection with the annual report on Form 10-K of ForceField Energy Inc. for the fiscal year ended December 31, 2013 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ForceField Energy Inc.

Date: April 15, 2014	By:	/s/ DAVID NATAN
David Natan
Chief Executive Officer

Date: April 15, 2014	By:	/s/ Jason Williams
Jason Williams
Chief Financial Officer